UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 12, 2017, the stockholders of American Public Education, Inc. (the “Company”) approved the American Public Education, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”). A description of the 2017 Plan is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2017 (the “Proxy Statement”), in the section entitled “Proposal No. 4 – Approval of the American Public Education, Inc. 2017 Omnibus Incentive Plan,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the copy of the 2017 Plan that is attached to this Current Report as Exhibit 10.1.

On May 12, 2017, the Board of Directors of the Company, acting upon the recommendation of its Compensation Committee (the “Committee”), adopted the American Public Education, Inc. Executive Severance Plan (the “Severance Plan”). The Severance Plan is effective as of May 12, 2017 and shall continue until it is terminated, provided that any termination of the Severance Plan will not become effective until 12 months after the date of the Committee’s or the Board’s action to terminate the Severance Plan. The Severance Plan is intended to provide severance benefits to Senior Vice Presidents of the Company that are designated by the Committee, including the Company’s named executive officers who do not have employment agreements, Tom Beckett, our Senior Vice President and General Counsel, and Amy Panzarella, our Senior Vice President, Human Resources and Community Affairs. The Severance Plan will be administered by the Committee and is subject to amendment by the Committee or the Board.

In order to participate in and receive any severance benefits under the Severance Plan, each participant must comply with covenants not to compete with the Company and its affiliates and not to solicit employees of the Company or its affiliates, in each case during the term of employment and for a period of 12 months thereafter. In addition, in order to receive any of the severance benefits described above, a participant must agree to release all claims against the Company and its affiliates and their respective officers and directors

Pursuant to the Severance Plan, a participant whose employment is terminated by the Company without Cause (as defined in the Severance Plan) or by the participant for Good Reason (as defined in the Severance Plan) (and not as a result of disability or death) would be entitled, in addition to any unpaid amounts already owed to the participant, to receive: an amount equal to the sum of the participant’s base salary in effect immediately prior to the termination date, payable for a 12-month period; an amount equivalent to 12 months of health care benefits; and an amount equal to the product of (a) the annual cash bonus, if any, that the participant would have earned for the entire calendar year in which the termination date occurs based on the actual level of achievement of any Company performance goals for such year and the higher of the actual or target level of achievement of any individual performance goals for such year, and (b) a fraction, the numerator of which is the number of days the participant was employed by the Company during the calendar year in which the termination date occurs and the denominator of which is the number of days in such year.

A participant whose employment is terminated by the Company without cause or by the participant for good reason (and not as a result of disability or death) within six months following a Change in Control (as defined in the Severance Plan) would be entitled, in addition to any unpaid amounts already owed to the participant, to receive: an amount equal to the 1.5 times the sum of the participant’s base salary in effect immediately prior to the termination date, plus the participant’s target annual bonus for the year in which the termination date occurs; and 18 months of healthcare benefits.

The Severance Plan does not affect the terms of any outstanding equity awards. The treatment of any outstanding equity awards will be determined in accordance with the terms of the Company equity plan or plans under which they were granted and any applicable award agreements.

The foregoing description of the Severance Plan is qualified in its entirety by reference to the copy of the Severance Plan that is attached to this Current Report as Exhibit 10.2.

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 12, 2017.  As of March 17, 2017, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 16,219,926 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 14,978,150 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Proxy Statement.  The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal No. 1 – Election of Directors.

The Company’s stockholders elected the following persons, who were listed in the Proxy Statement, to the Company’s Board of Directors to hold office for the term expiring at the 2018 Annual Meeting of Stockholders or until each such person’s successor is elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric C. Andersen	14,043,044	87,711	6,782	840,613
Wallace E. Boston, Jr.	14,057,920	78,915	702	840,613
Barbara G. Fast	14,048,067	88,880	590	840,613
Jean C. Halle	14,030,976	105,991	570	840,613
Barbara L. Kurshan	14,057,017	79,900	620	840,613
Timothy J. Landon	14,057,930	78,925	682	840,613
Westley Moore	14,044,555	92,190	792	840,613
William G. Robinson, Jr.	14,049,720	87,095	722	840,613

Proposal No. 2 – Advisory Vote on the Compensation of Our Named Executive Officers.

The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,819,572	310,468	7,497	840,613

Proposal No. 3 – Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Our Named Executive Officers.

The Company’s stockholders voted, on an advisory (non-binding) basis, on the frequency of future advisory stockholder votes on the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstentions
10,273,658	1,315	2,962,242	900,322

In accordance with the results for Proposal No. 3, the Company’s Board of Directors has determined that future advisory votes on the compensation of the Company’s named executive officers will be held every year. Thus, the next shareholder advisory vote on the compensation of the Company’s named executive officers will be held at the 2018 Annual Meeting of Stockholders.

Proposal No. 4 – Approval of American Public Education, Inc. 2017 Omnibus Incentive Plan.

The Company’s stockholders approved the American Public Education, Inc. 2017 Omnibus Incentive Plan.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,170,459	960,872	6,206	840,613

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Proposal No. 5 – Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,898,496	78,992	662	0

Item 7.01	Regulation FD Disclosure.

On May 15, 2017, American Public University System (“APUS”), a subsidiary institution of the Company, announced its first two applied doctoral programs, in Strategic Intelligence and Global Security. These programs will be offered in three annual cohorts beginning in January 2018.

Forward-Looking Statements

Statements made in this Current Report regarding American Public Education, Inc., or its subsidiaries (including APUS), that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education, Inc. and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would.” These forward-looking statements include, without limitation, statements regarding applied doctoral programs at APUS. Actual results, decisions or actions could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Report on Form 10-Q for the period ended March 31, 2017 and other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	American Public Education, Inc. 2017 Omnibus Incentive Plan
10.2	American Public Education, Inc. Executive Severance Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer

Date: May 15, 2017

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	American Public Education, Inc. 2017 Omnibus Incentive Plan
10.2	American Public Education, Inc. Executive Severance Plan

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